EXHIBIT 32.1

VINCO VENTURES, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of the Company, each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2023	/s/ Roderick Vanderbilt
Roderick Vanderbilt
Executive Chairman
(Principal Executive Officer)

Date: February 21, 2023	/s/ Brendan Bosack
Brendan Bosack
Chief Financial Officer
(Principal Financial Officer)